                                                                   EXHIBIT 10.31


                      [CONFIDENTIAL TREATMENT REQUESTED]

                                                            Final Execution Copy
                                                                    Confidential


                          SECOND AMENDED AND RESTATED
                        INTERACTIVE MARKETING AGREEMENT

     This Second Amended and Restated Interactive Marketing Agreement (the "Agreement"), effective as of April 8, 1998 (the "Effective Date"), is entered into as of June , 1999 (the "Execution Date") by and between America Online, Inc. ("AOL"), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, on the one hand, RealSelect, Inc. ("RealSelect") and NetSelect, Inc. ("NetSelect"), each a Delaware corporation, with headquarters at 225 West Hillcrest Drive, Suite 100, Thousand Oaks, CA 91360, on the other hand. RealSelect and NetSelect are collectively referred to herein as "RS". AOL and RS may be referred to individually as a "Party" and collectively as "Parties."

                                 INTRODUCTION
                                 ------------

     AOL, RealSelect and NetSelect entered into an interactive marketing relationship through that certain Interactive Marketing Agreement dated as of April 8, 1998 (the "Original Agreement"), whereby AOL would, among other things, promote and distribute a customized Interactive Site containing RS property listings for existing homes and NetSelect issued certain warrants to AOL. The Original Agreement was superseded in its entirety as of March 15, 1999 by an Amended and Restated Interactive Marketing Agreement (the "First Amended and Restated Agreement"). AOL, RealSelect and NetSelect desire to amend the First Amended and Restated Agreement in accordance with the revised terms and conditions set forth in this Agreement. This Agreement amends and restates the First Amended and Restated Agreement in its entirety and, upon the full execution hereof and the simultaneous execution of another agreement by and between AOL and RS (the "Other Agreement"), the First Amended and Restated Agreement will be superseded and replaced by this Agreement and of no further force or effect. Defined terms used but not defined in the body of the Agreement will be as defined on Exhibit A attached hereto.

                                     TERMS
                                     -----

1.   ADVERTISING AND TRANSACTIONAL INVENTORY.
     ---------------------------------------

     1.1. AOL Rights to Sell Advertising and Transactional Inventory.
          -----------------------------------------------------------

          1.1.1.  Exclusive Rights of AOL.  Beginning on March 15, 1999 until
                  -----------------------
                  the expiration of the Exclusive Sales Period (as defined in Section 1.4 below):

                  (a) AOL will have the exclusive right, subject to both Parties' then generally applicable advertising policies, to sell, as agent for RS, Advertisements and Transactional Inventory (other than the Home Finance Products) through the RS Home Builder Site, the RS Realtor.com Site and the Co-Branded Sites;

                  (b) AOL will have the exclusive right, subject to both Parties' then generally applicable advertising policies, to sell, as agent for RS, Advertisements and Transactional Inventory (other than the Home Finance Products) through any real estate-related RS Interactive Site now or hereafter developed provided that AOL offers, and RS agrees, to have such site be the exclusive provider of the real-estate related services offered by such site directly promoted by AOL within the AOL Properties; and

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                  (c)  AOL will be the only individual or entity (other than RS and the co-branding partner for such site) entitled to sell Advertisements and Transactional Inventory (other than the Home Finance Products) on any co-branded versions with third parties now or hereafter developed of the sites with respect to which AOL has exclusive rights pursuant to paragraph (a) or (b) above, and RS will use all reasonable efforts to provide AOL the exclusive right to sell Advertisements and Transactional Inventory (other than the Home Finance Products) on all such co-branded RS Interactive Sites.

                  RS shall not have the right to sell, or to appoint another agent on their behalf to sell, Advertising in any of the AOL Exclusive Sites. The generally applicable advertising policies of RS shall not be changed so as to prohibit AOL from selling any type of Advertising and Transactional Inventory (other than Home Finance Products) or otherwise diminish the rights of AOL hereunder.

          1.1.2.  Nonexclusive Rights of AOL.  AOL will have the non-exclusive
                  --------------------------
                  right to sell the Home Finance Products on the AOL Exclusive Sites.

          1.1.3.  Limitations.  AOL may sell Ad Products to any individual or
                  -----------
                  entity other than an entity listed on Exhibit B, which list shall be modified by RS from time to time during the Term to add, subject to AOL's approval, an individual or entity or to remove from the list any individual or entity that ceases to pose a significant problem for RS in obtaining RS Listings Content from others as soon as such individual or entity no longer poses such a problem, provided, however, that, in addition to any other limitations on the sale of such Ad Products set forth elsewhere in this Agreement:

                  (a) AOL shall notify RS in writing of any contract for Ad Products on the RS Properties pursuant to which AOL will
                       receive more than *           * in Gross AOL Sales
                                         -------------
                       Revenue attributable to the Ad Products, and such
                       contract shall be subject to RS' prior written approval, which approval shall not be unreasonably withheld. RS shall have five (5) days from the receipt of written notice of the contract to grant or deny such approval in writing. Any such contract which RS has not denied in writing within such five (5) day period shall be deemed approved;

                  (b) AOL shall notify RS in writing of any contract for Closing Services Advertisements pursuant to which AOL
                       will receive more than *           * per month in Gross
                                              -------------
                       AOL Sales Revenue attributable to the Closing Services Advertisements and such contract shall be subject to RS' prior written approval, which approval shall not be unreasonably withheld. RS shall have five (5) days from the receipt of written notice of the contract to grant or deny such approval in writing. Any such contract which RS has not denied in writing within such five (5) day period shall be deemed approved;

                  (c) AOL shall notify RS in writing of any contract for Mortgage Services Advertisements pursuant to which AOL
                       will receive more than *           * in Gross AOL Sales
                                              -------------
                       Revenue attributable to the Mortgage Services
                       Advertisements, or more than *           * attributable
                                                    -------------
                       to the Mortgage Services Advertisements in any local geographic area on an AOL Exclusive Site, and such contract shall be subject to RS' prior written approval, which approval shall not be unreasonably withheld. RS shall

-----------------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been separately filed with the Securities and Exchange Commission.

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                       have five (5) days from the receipt of written notice of
                       the contract to grant or deny such approval in writing. Any such contract which RS has not denied in writing within such five (5) day period shall be deemed approved;

                  (d) AOL may not sell more than twenty-five percent (25%) of the available slots for Advertisements located at any local geographic area on an AOL Exclusive Site to any one advertiser of Mortgage Services;

                  (e)  AOL shall not enter into any contract for the sale of Ad
                       Products that expires more than *                * after
                                                       ------------------
                       the expiration of the Exclusive Sales Period (including any contract which would extend beyond such period as the result of a de facto automatic renewal period (e.g., renewal at the advertiser's sole discretion)) without RS' prior written approval. RS shall have ten (10) days from the receipt of written notice of the contract to grant or deny such approval in writing. Any such contract which RS has not denied in writing within such ten (10) day period shall be deemed approved. In the event that RS approves such Ad Product contract, then AOL shall be paid its commission on such Ad Product contract at the same percentages and on the same terms as AOL receives such Ad Product revenues during the second year of the Exclusive Sales Period, provided, however, that RS shall have the right, in its sole discretion, to cancel such Ad Sales contract at any time after the third anniversary of the expiration of the Exclusive Sales Period upon 30 days prior written notice, and pay to AOL any sums, and at such times, that AOL would have been entitled to receive such sums, as if no cancellation, had occurred. AOL agrees to cause any contract for Ad Products to be cancelable in accordance with this Section 1.1.3(e);

                  (f) AOL shall notify RS in writing of any contract for Advertisements, Transactional Inventory or Home Finance Products that would require a change in any portion of the AOL Exclusive Sites other than the Advertisement slots and, if such contract would require a material change as reasonably determined by RS, such contract shall be subject to RS' prior written approval, which approval shall not be unreasonably withheld. RS shall have ten days from the receipt of written notice of the contract to grant or deny any such approval in writing. Any such contract which RS has not denied in writing within such ten day period shall be deemed approved; and

                  (g)  Notwithstanding any other provision of this Agreement, RS
                       shall receive an aggregate total of the first *        *
                                                                     ----------
                       Net RS Sales Revenues received pursuant to the contracts in existence as of March 15, 1999 between RS and the entities set forth on Exhibit C. Any additional Net RS Sales Revenues received pursuant to contracts with such entities shall be shared equally between the Parties and shall count toward the Quarterly Commitments set forth in
                       Section 1.6.1. AOL shall have the exclusive right to negotiate any amendments to or renewals of such contracts.

     1.2. Additional Limitations.  RS will ensure that:
          ----------------------
                  (a) The Co-Branded Sites and the AOL Exclusive Sites do not in any respect promote, advertise, market or distribute
                       the products, services or Content of *           *;
                                                            -------------
-----------------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been separately filed with the Securities and Exchange Commission.

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                  (b)  Subject to Sections 1.2 (a-c), the Co-Branded Sites do
                       not in any respect promote, advertise, market or distribute the products, services or Content of any third party Interactive Service;

                  (c) During the Exclusive Sales Period, the Co-Branded Sites do not in any respect promote, advertise, market or distribute the products, services or Content of any entity reasonably construed to be in competition with any third party with which AOL has an exclusive (or premier) relationship, provided that such third party's category of Content is included on a list mailed to RS by AOL within 5 business days after March 15, 1999 (the "Category List"), which Category List may be modified as further described below, or AOL has notified RS in writing of such category of Content, and except with respect to any Home Finance Products offered by such third party. Beginning on March 15, 1999, AOL shall have the right to add up to two additional Content categories to the Category List each year. AOL may substitute new Content categories for ones included on the Category List at any time provided that such substitutions do not affect the total number of items on the list.

     1.3. Unsold Advertisement Inventory.  AOL shall use commercially reasonable
          ------------------------------
          efforts to fill any Advertisement slots on the AOL Exclusive Sites that are not sold by AOL to third parties in accordance with the following allocation between AOL Advertisements and RS Advertisements in each year during the Exclusive Sales Period: (a) until such time
          as AOL Gross Sales Revenues in such year equal *                  *
                                                         --------------------
          RS Advertisements, *                   * AOL Advertisements, and (b)
                             ---------------------
          once AOL Gross Sales Revenues in such year equal *               *
                                                           -----------------
          RS Advertisements and *                         * AOL Advertisements.
                                ---------------------------
          Regardless of the level of AOL Gross Sales Revenues, all RS Advertisements in unsold slots will be used to promote the Co-Branded Sites and no such Advertisements on the Co-Branded Sites shall be used to promote Home Finance Content. In addition, the Advertisements in such unsold slots shall be subject to the same limitations as other Advertising on the Co-Branded Sites, including, without limitation, the limitations contained in Section 1.1.3 and the limitations set forth in Section 1.2. AOL may use up to twenty-five percent (25%) of the Advertisements on the AOL Exclusive Sites to promote DCI. AOL will work with RS to provide reporting to RS as to how unsold Advertisements are being delivered and will work to ensure that delivery of unsold Advertisements is mutually acceptable to the Parties. In the event that AOL does not provide RS unsold Advertisement slots in the allocation set forth above on the AOL Exclusive Sites, as RS' sole remedy, AOL shall offer RS a comparable number of Advertisements in the house advertisements used on any or all of the AOL Properties.

     1.4. RS Sale Home Finance Products and Builder/Realtor Products
          ----------------------------------------------------------

          1.4.1.  Home Finance Products.  RS shall retain the right to contract
                  ---------------------
                  with third parties for the distribution of Home Finance Products on the AOL Exclusive Sites, subject to the other terms and conditions of this Agreement, including, without limitation, the limitations set forth in Section 1.2 above.

          1.4.2.  Builder/Realtor Products.  The Parties acknowledge that RS
                  ------------------------
                  sells RS Listings to builders and realtors. The Parties agree that RS may continue such sales of RS Listings to builders and realtors and that RS may offer DCI Guides and DCI Yellow Page inventory for sale to such builders and realtors at such prices and in such RS Listing packages as the Parties shall mutually agree. The Parties further acknowledge and agree that AOL will not receive a commission from any sales of RS Listings by RS.

-----------------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been separately filed with the Securities and Exchange Commission.

     1.5. Exclusive Sales Period. The "Exclusive Sales Period" shall commence on
          ----------------------
          *                       * and continue until *                      *,
          -------------------------                    ------------------------
          provided, however, that AOL shall have the first right to negotiate with RS for a one-year extension of the Exclusive Sales Period. To exercise such first right to negotiate, AOL shall notify RS in writing of its desire to extend the Exclusive Sales Period at least 150 days
          prior to *                         *.  In the event that AOL exercises
                   ---------------------------
          the foregoing first right to negotiate, the Parties shall negotiate in good faith a one-year extension of the Exclusive Sales Period for a period of sixty (60) days from the date RS receives such notice. RS shall not, and shall cause its co-branding partners to not, grant any third party the right to sell Advertisements through the AOL Exclusive Sites for the option alone-year extension period until the expiration of such sixty (60) day period. If the Parties have not agreed to such an extension in writing prior to the expiration of such sixty (60) day period, RS shall be free to grant a third party the right to sell Advertisements and Transactional Inventory through the AOL Exclusive Sites beginning on the expiration of the Exclusive Sales Period, subject to the additional limitations set forth in Section 1.6.4 below.

     1.6. Advertising and Transactional Revenue Commitment.
          ------------------------------------------------

          1.6.1.  Minimum Revenue Commitment.  Subject to the revenue commitment
                  --------------------------
                  adjustments set forth in Section 1.6.2 and 1.6.3, as a minimum
                  sales guarantee, AOL agrees to pay RS a total of *         *
                                                                   -----------
                  per year in accordance with the following schedule: (a) during
                  the first year following *           * in the first quarter,
                                           -------------
                  *           * in the second quarter, *           * in the
                  -------------                        -------------
                  third quarter and *           * in the fourth quarter (each a
                                    -------------
                  "First Year Quarterly Commitment") and (b) during the second
                  year following *           *, *           * in each quarter
                                 -------------  -------------
                  (each a "Second Year Quarterly Commitment"). The First Year
                  Quarterly Commitments and the Second Year Quarterly Commitments shall be collectively referred to herein as the ("Quarterly Commitments.") Such Quarterly Commitments shall be in addition to any amounts payable pursuant to Section 2.1 and shall be paid to RS even if AOL fails to generate Gross AOL Sales Revenue greater than or equal to any Quarterly Commitment. The Quarterly Commitment for each quarter shall be paid at the end of such quarter. For the purposes of this
                  Section 1.6.1, a quarter shall mean a calendar quarter. The first calendar quarter during the Term shall be pro-rated based on the number of days in the Exclusive Sales Period during such calendar quarter, the remainder of the Quarterly Commitment for the first calendar quarter shall be paid for the period between the end of the quarter in which last Second Year Quarterly Commitment and March 15, 2001.

          1.6.2.  Revenue Commitment Adjustments.  The Parties acknowledge and
                  ------------------------------
                  agree that (a) the First Year Quarterly Commitments are based
                  on RS' provision of an estimated *           * ad-enabled page
                                                   -------------
                  views on the AOL Exclusive Sites during such year (the "First Year Page View Commitment"); and (b) the Second Year Quarterly Commitments are based on RS' provision of an estimated
                  *           * ad-enabled page views on the AOL Exclusive Sites
                  -------------
                  during such year (the "Second Year Page View Commitment"). Ad-enabled page views shall not include any page views that are unavailable for the sale or delivery of Advertisements. In the event RS fails to meet the First Year Page View Commitment or the Second Year Page View Commitment, the Quarterly Commitments shall be adjusted as follows:

                  (i) If RS provides fewer ad-enabled page views than the First Year Page View Commitment during the first year after
                       *           *, the First
                       -------------

-----------------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been separately filed with the Securities and Exchange Commission.

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                       Year Quarterly Commitments shall be reduced by an amount
                       proportionate to the percentage difference between the First Year Page View Commitment and the number of ad-enabled page views provided during such year; and

                  (j) If RS provides fewer ad-enabled page views than the Second Year Page View Commitment during the second year after March 15, 1999, the Second Year Quarterly Commitments shall be reduced by an amount proportionate to the percentage difference between the Second Year Page View Commitment and the number of ad-enabled page views provided during such year.

          1.6.3.  Review of Sales Restrictions and Network Buys.  Upon the
                  ---------------------------------------------
                  request of AOL, AOL and RS agree to meet seven (7) months after March 15, 1999 to review the restrictions imposed on AOL's right to sell Advertisements and Transactional Inventory on the AOL Exclusive Sites pursuant to this Agreement, including, without limitation, the limitations set forth in
                  Section 1.1.3. Upon the request of RS, AOL and RS agree to meet seven (7) months after March 15, 1999 to review the provisions of Section 2.2 relating to Network Buys. In the event either AOL or RS initiates such a meeting, AOL and RS shall negotiate in good faith, for a period of up to thirty
                  (30) days, the removal or relaxation of such restrictions and/or the treatment of Network Buys. In the event that AOL and RS have not reached a mutually satisfactory agreement with respect to such restrictions within such thirty (30) day period, the Party initiating the meeting may, at its option, terminate the Exclusive Sales Period and the provisions of Sections 1.6.1 and 1.6.2 as of the date eighteen (18) months after March 15, 1999 by written notice to the other Parties within ten (10) days after the end of such thirty (30) day period. If the Party initiating the meeting elects to terminate the Exclusive Sales Period and Sections 1.6.1 and
                  1.6.2 pursuant to this Section 1.6.3, the other of AOL and RS may elect to terminate the Exclusive Sales Period and Section
                  1.6.1 and 1.6.2 sooner at any time upon thirty (30) days written notice.

          1.6.4.  Post Exclusive Sales Period.  After the expiration of the
                  ---------------------------
                  Exclusive Sales Period, the following provisions shall apply:

                  (a) Both Parties will have the non-exclusive right to sell Advertisements and Transactional Inventory through the Co-Branded Sites, subject to AOL's and RS' then generally applicable advertising policies and AOL's applicable exclusivity commitments, provided, however, that:

                       (i) At least 90 days prior to the expiration of the Exclusive Sales Period, AOL shall provide RS with a written list of up to eight third parties and in no event will RS use any third party included on such list (or any agent of such third party) to sell Advertisements or Transactional Inventory on the Co-Branded Sites; and

                       (ii) In no event will either Party sell Advertisements or Transactional Inventory on the Co-Branded Sites:
                             (a) which promotes the Home Listings Service of Intuit or Get Smart; (b) to a party listed on Exhibit B, (c) to an Interactive Service; (d) to any entity reasonably construed to be in competition with any third party with which AOL has an exclusive or premier relationship provided such third party's category of Content is listed on the Category List as provided in Section 1.2 (c) above; and

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                       (iii) In no event will either Party in any respect
                             promote, advertise, market or distribute on any First Screen of the Co-Branded Sites, the products, services or Content of any entity reasonably construed to be in competition with any third party with which AOL has an exclusive or premier relationship (except any Home Finance Products offered by such third party) provided that such third party's category of Content is listed on the Category List as provided in Section 1.2 (c) or AOL has notified RS in writing of such category of Content, excluding any promotion, advertisement, marketing or distribution which RS is obligated as of the date of such notice to provide pursuant to a binding written agreement;

                  (b) RS may offer the Home Finance Products on any screen of the Co-Branded Sites other than a First Screen and may offer any other Transactional Inventory in (i) the area of the Co-Branded Sites dedicated to RS' commerce offerings (the "Resource Center") and (ii) subject to mutual approval of the Parties, in any other areas of the Co-Branded Sites; and

                  (c) Any sales of Transactional Inventory through the Co-Branded Sites will be conducted through a direct sales format (provided that RS may conduct auctions of real estate within an appropriate sub-area of the Co-Branded Sites and subject to the terms and conditions herein and AOL's then generally applicable policies regarding auction sales); RS will promote, sell, offer or otherwise distribute any Products through any other format (e.g., through fee-based membership clubs) without the prior written consent of AOL; provided, however, that RS will be entitled to offer (i) any third-party fee-based membership clubs, including the AOL versions of such clubs offered by Cendant Corp. (e.g., AOL AutoVantage) (other than a Home Listings Service), subject to the terms and conditions herein and (ii) a membership club for real estate professionals.

     1.7. Advertising and Transactional Inventory.  The Parties will consult and
          ---------------------------------------
          mutually agree on logistical matters relating to the Advertising and Transactional Inventory on the AOL Exclusive Sites, such as slots and availability. All ad impressions on the AOL Exclusive Sites will be standard industry impressions or such other form as AOL may determine, subject to Section 1.1.3(f). RS will be responsible for integrating the Advertisements and Transactional Inventory sold by AOL into the respective sites and will consult with AOL in advance regarding any redesigns of such sites that might affect the Advertising or Transactional Inventory. In the event that RS modifies its generally applicable advertising policies in a manner that adversely affects the Advertising or Transactional Inventory opportunities available to AOL on of the AOL Exclusive Sites the Impressions guarantee set forth in the Carriage Plan and the Quarterly Commitments set forth in Section
          1.6.1 shall be equitably reduced. AOL will be primarily responsible for account service and advertising relationships. RS shall have knowledgeable individuals on call from 9 a.m. to 5 p.m. PST to assist AOL with any issues relating to the Advertising or Transactional Inventory arising from the AOL Exclusive Sites. RS shall provide AOL with at least 60 days prior written notice of any changes in the Advertisement or Transactional Inventory for the AOL Exclusive Sites. AOL owns all right, title and interest in and to the promotional and advertising spaces within the AOL Network. Subject to the advertising rights of AOL hereunder, RS owns all right, title and interest in and to the promotional and advertising spaces within the RS Properties.

     1.8.  Ad Serving and Reporting Technology.  AOL will use its own and third
           -----------------------------------
           party ad serving and reporting technology on the Co-Branded Sites and other AOL Exclusive Sites and will handle all billing and account management for Advertisement and Transactional Inventory partners on such sites. In order for such targeted ad serving to be implemented, RS will ensure that the data necessary to facilitate such targeting (e.g., location of home, location of move, etc.) will be made available to AOL in a manner which allows proper incorporation into AOL's ad server, and will assist AOL by performing the logical lookup of Advertisements based on the logic defined. In addition, AOL will consult with RS in order to aid RS in tracking Impressions through the AOL Exclusive Sites for purposes of fulfilling RS' reporting and revenue payment requirements hereunder. The Parties will cooperate to make available targeted ad serving for use on the Co-Branded Sites and other AOL Exclusive Sites as soon as commercially practical following the Effective Date.

     1.9.  Personnel.  RS shall dedicate at least two full-time employees to
           ---------
           manage the Advertisement and Transactional Inventory on the Co-Branded Sites and the relationship with AOL.

     1.10. Ownership of Data. As between AOL and RS, RS shall own and shall
           -----------------
           retain all right, title and interest in the Content provided on the RS Properties, and any information provided to AOL hereunder which derives from the RS Properties, including any information about usage of the Co-Branded Sites and other RS Properties for which AOL sells Advertising or Transactional Inventory. RS hereby grants to AOL the following licenses: (i) a nonexclusive, perpetual, royalty-free license to reproduce, modify, display and use user data (including, without limitation, all data on usage patterns and user demographics) derived from the Co-Branded Sites, but not the right to sell or otherwise distribute such data to third parties; (ii) during the Exclusive Sales Period, a nonexclusive, royalty-free license to reproduce, modify, display and use solely for purposes of performing its obligations under this Agreement and the Other Agreement in accordance with the terms of such Agreements any user data (including, without limitation, all data on usage patterns and user demographics) derived from any RS Properties for which AOL sells Advertising or Transactional Inventory, excluding the Co-Branded Sites. AOL shall not distribute any user data derived from the Co-Branded Sites or the RS Properties to third parties without the prior written consent of RS. RS shall provide such user information to AOL on a monthly basis in a timely manner during the Term.

     2.    PAYMENTS.
           --------

     2.1.  Commission Sales Revenues.
           -------------------------

           2.1.1.  AOL Sales Revenues.  During each of the first and second
                   ------------------
                   years following March 15, 1999, AOL will pay to RS the following amount (the "RS Ad Share") relating to the Gross AOL Sales Revenues received by AOL on behalf of RS from the sale of Ad Products by AOL or its agents on the Co-Branded Sites and other AOL Exclusive Sites:

                   (i)  Until Gross AOL Sales Revenues in such year exceed
                        *          * of the Net AOL Sales Revenues received; and
                        ------------

                   (ii) Once Gross AOL Sales Revenues in such year exceed
                        *          * of the Net AOL Sales Revenues received
                        ------------
                        from the Gross AOL Sales Revenues in excess of
                        *          *.
                        ------------

                   AOL will pay the foregoing percentages of Net AOL Sales Revenues to RS on a quarterly basis within five (5) business days after the end of the quarter in which

-----------------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been separately filed with the Securities and Exchange Commission.

                  such Gross AOL Sales Revenues are received. Any subsequent changes in the amounts due for a quarter shall be reconciled during the next payment cycle. If such reconciliation indicates an underpayment by AOL, AOL shall include an amount equal to the difference between the amount owed and the amount paid in the payment for the next quarter. If such reconciliation indicates an overpayment by AOL, such amounts shall be creditable toward any subsequent payments owed by AOL to RS. Any excess payments outstanding at the end of the last quarter in which such payments are due shall be promptly refunded to AOL. Notwithstanding the foregoing, AOL shall be entitled to offset any such Net AOL Sales Revenues due to RS
                  against the *           * payable by RS pursuant to Section
                              -------------
                  4.1(c)-(f) of the Other Agreement, regardless of whether such payments by RS are due to AOL at the time such Net AOL Sales Revenues are due to RS.

          2.1.2.  RS Sales Revenues.  If pursuant to Section 1.1.1, AOL has the
                  -----------------
                  exclusive right to sell Advertisements to less than *       *
                                                                      ---------
                  of the total traffic to the RS Realtor.com Site and the RS HomeBuilder Site in any quarter, and AOL has not satisfied the Quarterly Commitment for such quarter, within thirty (30) days after the end of such quarter, RS will pay AOL an amount equal
                  to *          * of the Net RS Sales Revenues from the sales of
                     ------------
                  Advertisements on any versions of the RS Realtor.com Site or RS HomeBuilder Site which are not AOL Exclusive Sites by RS or its agents.

          2.1.3.  Sharing of Revenues from Home Finance Products.  Each year, RS
                  ----------------------------------------------
                  will pay AOL as a commission a Transaction Share (as defined below) of any RS Home Finance Product Revenues received in such year. "Transaction Share" means the sum of the following amounts:

                  (a) With respect to any RS Home Finance Product Revenues received from the Co-Branded Sites during the Term: (i)
                       *             * of RS Home Finance Product Revenues; plus
                       ---------------
                       (ii) *            * of all RS Home Finance Product
                            --------------
                       Revenues above *             *, plus (iii) an additional
                                      ---------------
                       *            * of RS Home Finance Product Revenues for
                       --------------
                       each *            * by which such RS Home Finance Product
                            --------------
                       Revenues received in such year exceed *           *. For
                                                             -------------
                       example, if RS Home Finance Product Revenues from the Co-
                       Branded Sites in a year total *           *;
                                                     -------------

                  (b) With respect to any RS Home Finance Product Revenues received from the distribution of Mortgage Services through the AOL Exclusive Sites other than the Co-Branded
                       Sites during the Exclusive Sales Period: (i) *         *
                                                                    -----------
                       of such RS Home Finance Product Revenues from Mortgage
                       Services; plus (ii) *            * of all such RS Home
                                           --------------
                       Finance Product Revenues from Mortgage Services above
                       *             *; and
                       ---------------

                  (c) With respect to any RS Home Finance Product Revenues received from the distribution of Closing Services through the AOL Exclusive Sites other than the Co-Branded
                       Sites during the Exclusive Sales Period: (i) *         *
                                                                    -----------
                       of such RS Home Finance Product Revenues from Closing
                       Services; plus (ii) *            * of all such RS Home
                                           --------------
                       Finance Product Revenues from Closing Services above
                       *              *.
                       ----------------

-----------------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been separately filed with the Securities and Exchange Commission.

                  RS will pay the foregoing amounts on a quarterly basis within thirty (30) days following the end of the quarter in which the applicable RS Home Finance Product Revenues were generated.

          2.1.4.  Revenues from Sales of DCI Guides and Yellow Page Inventory.
                  -----------------------------------------------------------
                  For all sales that RS makes of DCI Guide and DCI Yellow Page inventory as provided in Section 1.4.2, AOL shall pay to RS a
                  sales commission equal to *           * of the net revenues
                                            -------------
                  attributable to such sales, and AOL shall receive the remainder of such net revenues.

     2.2. Network Buys.  To the extent any Gross AOL Sales Revenues are derived
          ------------
          from the sale or provision of Advertisements (including any Advertisements for Home Finance Products) through a Network Buy, the prices for the RS Advertisements shall be allocated across such Network Buy *
                      --------------------------------------------------------

          --------------------------------------------------------------------

          --------------------------------------------------------------------
                        *.
          ---------------

     2.3. Alternative Revenue Streams.  In the event RS or any of its Affiliates
          ---------------------------
          (a) receives or desires to receive any direct compensation in connection with the Co-Branded Sites other than Sales Revenues or Home Finance Product Revenues (an "Alternative Revenue Stream"), RS will promptly inform AOL in writing, and the Parties will negotiate in good faith regarding the equitable portion of revenues from such Alternative Revenue Stream (if applicable) that will be shared with AOL. RS will not launch the product or service from which such Alternative Revenue Stream will be derived, until agreement on such equitable portion of revenues is reached. In the event the Parties cannot in good faith reach agreement regarding such Alternative Revenue Stream within ten (10) days of AOL's request to negotiate, AOL will have the right to request RS to submit the issue for resolution pursuant to Section 4.

     2.4. Late Payments; Wired Payments.  All amounts owed hereunder not paid
          -----------------------------
          when due and payable will bear interest from the date such amounts are due and payable at the prime rate in effect at such time. All payments to either Party required hereunder will be paid in immediately available, non-refundable U.S. funds and wired to the following accounts or such other account as designated in writing by such Party:

               If to AOL: "America Online" account, Account Number 323070752 at
               ---------
               The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY 10081 (ABA: 021000021).

               If to RS:  "RealSelect" account, Account Number 14656-01665 Bank
                --------
               of America, Warner Center Regional Office #1465, 5945 Canoga Avenue, Woodland Hills, CA 91367 (ABA: 121000358).

     2.5. Auditing Rights.  Each Party will maintain complete, clear and
          ---------------
          accurate records of all expenses, revenues and fees in connection with the performance of this Agreement. For the sole purpose of ensuring compliance with this Agreement, each Party will have the right, at its expense, to direct an independent certified public accounting firm to conduct a reasonable and necessary inspection of portions of the books and records of the other Party which are relevant to such other Party's payment of such expenses, revenues and fees. Any such audit may be conducted after twenty (20) business days prior written notice; provided that no such audit of AOL will occur during the period commencing June 1 and ending September 30.

-----------------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been separately filed with the Securities and Exchange Commission.

     2.6. Taxes.  Each Party will collect and pay and indemnify and hold the
          -----
          other Party harmless from, any sales, use, excise, import or export value added or similar tax or duty not based on the other Party's net income, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including attorneys' fees.

     2.7. Reports.
          -------

          2.7.1.  RS Reports.  RS will provide AOL in an automated manner with a
                  ----------
                  monthly report in a mutually agreed format, detailing the following activity in such period by AOL Users (and any other information mutually agreed upon by the Parties or reasonably required for measuring revenue activity by RS through the Co-Branded Sites): (i) summary sales information by day (date, number of products, number of orders, total Home Finance Product Revenues); (ii) detailed sales information (order date/time stamp (if technically feasible), purchaser name and screenname, SKU or product description); (iii) daily numbers of searches for listings; (iv) with respect to all listings searched in each month, average data for RS' search criteria (e.g., sales price, number of bedrooms, etc.); (v) detailed pageview reporting by screen type and/or location of screen; and (vi) to the extent available to RS, aggregate data across such search criteria in each month (e.g., number of searches for 4-bedroom homes) (such information in clauses (i), (ii),
                  (iii), (iv) and (v), "Sales Reports"). RS shall begin providing such reports as soon as possible after March 15, 1999, and shall have the capacity to provide all such reports in place no later than 90 days after March 15, 1999. AOL will be entitled to use the Sales Reports in its business operations, subject to the terms of this Agreement. More generally, each payment to be made by RS pursuant to this
                  Section 2 will be accompanied by a report containing information which supports the payment, including information identifying Gross RS Sales Revenues and all items deducted or excluded from Gross RS Sales Revenues to produce Net RS Sales Revenues.

          2.7.2.  Fraudulent Transactions.  To the extent permitted by
                  -----------------------
                  applicable laws, RS will provide AOL with an prompt report of any fraudulent order, including the date, screen name or email address and amount associated with such order, promptly following RS obtaining knowledge that the order is, in fact, fraudulent.

          2.7.3.  AOL Reports.  AOL will provide RS an automated monthly report
                  -----------
                  detailing the advertising activity in such period, customer purchases of Advertising by property, average CPM across buys, average CPM by property, term of buy, and user traffic reports by property, each report in such format as mutually agreed by the Parties. Each payment of Sales Revenues to be made by AOL pursuant to Section 2.1.1 will be accompanied by a report containing information which supports the payment, including information identifying gross Sales Revenues and all items deducted or excluded from gross Sales Revenues to produce Sales Revenues, including, without limitation, Advertising Sales Commissions.

3.   TERM; RENEWAL; TERMINATION.
     --------------------------

     3.1. Term.  Unless earlier terminated as set forth herein, the initial term
          ----
          of this Agreement will commence on the Effective Date and expire on
          *               * (the "Initial Term").
          -----------------

     3.2. Renewal.  Upon conclusion of the Initial Term of this Agreement, AOL
          -------
          will have the right to renew the Agreement for up to three (3) successive one-year renewal terms (each a "Renewal Term" and together with the Initial Term, the "Term") by providing RS with notice of AOL's intention to renew the Agreement for a subsequent Renewal Term no

-----------------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been separately filed with the Securities and Exchange Commission.

          later than thirty (30) days prior to the commencement of such Renewal Term; provided, however, that the Agreement thereafter may be renewed for additional successive one-year renewal terms with RS' consent. During any such Renewal Term: (i) AOL will not have the exclusive
          rights set forth in Section 1.1.1; (ii) *            *; and (iii) RS
                                                  --------------
          will pay AOL the greater of (a) *             * of Home Finance
                                          ---------------
          Product Revenues from the Co-Branded Sites only and (b) *          *.
                                                                  ------------
          AOL's right to renew will apply in connection with (i) an expiration of the Initial Term or any Renewal Term and (ii) any termination of the Agreement, except termination by RS pursuant to Section 3.3.

     3.3. Termination for Breach.  Except as expressly provided elsewhere in
          ----------------------
          this Agreement, either Party may terminate this Agreement at any time in the event of a material breach of the Agreement by the other Party which remains uncured after thirty (30) days written notice thereof to the other Party (or such shorter period as may be specified elsewhere in this Agreement); provided that the cure period with respect to any scheduled payment will be fifteen (15) days following written notice that such payment is due. Notwithstanding the foregoing, in the event of a material breach of a provision that expressly requires action to be completed within an express period shorter than 30 days; either Party may terminate this Agreement if the breach remains uncured following written notice thereof to the other Party for a time period equal to the length of such express period.

     3.4. Termination for Bankruptcy/Insolvency.  Either Party may terminate
          -------------------------------------
          this Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course,
          (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment for the benefit of creditors.

     3.5. Termination on Change of Control. In the event of a Change of Control
          --------------------------------
          of RS resulting in control of RS by an Interactive Service, AOL may terminate this Agreement by providing RS with thirty (30) days prior
          written notice of such intent to terminate.   In the event of a Change
          of Control of AOL: (i) AOL may terminate this Agreement by providing RS with twenty-four (24) months prior written notice of such intent to terminate; and (ii) in the event of a Change of Control of AOL by a competitor of RS' real estate related business, RS may terminate this Agreement by providing AOL with sixty (60) days prior written notice of such termination. *
                               ------------------------------------------------

          ---------------------------------------------------------------------

          ---------------------------------------------------------------------
                        *.
          ---------------


     3.6. Termination on Termination of Other Agreement.  In the event of the
          ---------------------------------------------
          termination of the Other Agreement, either Party may terminate this Agreement immediately upon written notice to the other Party.

4.   MANAGEMENT COMMITTEE/ARBITRATION.
     --------------------------------

     4.1. The Parties will act in good faith and use commercially reasonable efforts to promptly resolve any claim, dispute, claim, controversy or disagreement (each a "Dispute") between the Parties or any of their respective subsidiaries, Affiliates, successors and assigns under or related to this Agreement or any document executed pursuant to this Agreement or any of the transactions contemplated hereby. If the Parties cannot resolve the Dispute within such time frame, the Dispute will be submitted in writing by a Party to

-----------------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been separately filed with the Securities and Exchange Commission.

          the Management Committee for resolution. For ten (10) days following submission of the Dispute to the Management Committee, the Management Committee will have the exclusive right to resolve such Dispute; provided further that the Management Committee will have the final and exclusive right to resolve Disputes arising from any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms. If the Management Committee is unable to amicably resolve the Dispute during the ten day period, then the Management Committee will consider in good faith the possibility of retaining a third party mediator to facilitate resolution of the Dispute. In the event the Management Committee elects not to retain a mediator, the dispute will be subject to the resolution mechanisms described below. "Management Committee" will mean a committee made up of a senior executive from each of the Parties for the purpose of resolving Disputes under this Section 4 and generally overseeing the relationship between the Parties contemplated by this Agreement. Neither Party will seek, nor will be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable amicably to resolve the Dispute as set forth in this Section 4 and then, only in compliance with the procedures set forth in this Section 4.

     4.2. Except for Disputes relating to issues of (i) proprietary rights, including but not limited to intellectual property and confidentiality, and (ii) any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms (which will be resolved by the Parties solely and exclusively through amicable resolution as set forth in
          Section 4.1), any Dispute not resolved by amicable resolution as set forth in Section 4.1 will be governed exclusively and finally by arbitration. Such arbitration will be conducted by the American Arbitration Association ("AAA") in Washington, D.C. (if the Dispute was first submitted to the Management Committee by RS) or San Francisco, California (if the Dispute was first submitted to the Management Committee by AOL) and will be initiated and conducted in accordance with the Commercial Arbitration Rules ("Commercial Rules") of the AAA, including the AAA Supplementary Procedures for Large Complex Commercial Disputes ("Complex Procedures"), as such rules will be in effect on the date of delivery of a demand for arbitration ("Demand"), except to the extent that such rules are inconsistent with the provisions set forth herein. Notwithstanding the foregoing, the Parties may agree in good faith that the Complex Procedures will not apply in order to promote the efficient arbitration of Disputes where the nature of the Dispute, including without limitation the amount in controversy, does not justify the application of such procedures.

     4.3. The arbitration panel will consist of three arbitrators. Each Party will name an arbitrator within ten (10) days after the delivery of the Demand. The two arbitrators named by the Parties may have prior relationships with the naming Party, which in a judicial setting would be considered a conflict of interest. The third arbitrator, selected by the first two, should be a neutral participant, with no prior working relationship with either Party. If the two arbitrators are unable to select a third arbitrator within ten (10) days, a third neutral arbitrator will be appointed by the AAA from the panel of commercial arbitrators of any of the AAA Large and Complex Resolution Programs. If a vacancy in the arbitration panel occurs after the hearings have commenced, the remaining arbitrator or arbitrators may not continue with the hearing and determination of the controversy, unless the Parties agree otherwise.

     4.4. The Federal Arbitration Act, 9 U.S.C.(S)(S) 1-16, and not state law, will govern the arbitrability of all Disputes. The arbitrators will allow such discovery as is appropriate to the purposes of arbitration in accomplishing a fair, speedy and cost-effective resolution of the Disputes. The arbitrators will reference the Federal Rules of Civil Procedure then in effect in setting the scope and timing of discovery. The Federal Rules of Evidence will apply in toto. The arbitrators may enter a default decision against any Party who fails to participate in the arbitration proceedings.

     4.5. The arbitrators will have the authority to award compensatory damages only. Any award by the arbitrators will be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching the decision. The award rendered by the arbitrators will be final, binding and non-appealable, and judgment upon such award may be entered by any court of competent jurisdiction. The Parties agree that the existence, conduct and content of any arbitration will be kept confidential and no Party will disclose to any person any information about such arbitration, except as may be required by law or by any governmental authority or for financial reporting purposes in each Party's financial statements.

     4.6. The non-prevailing Party (as determined by the arbitrators) will pay the reasonable fees of each Party's own outside attorneys, reasonable expenses of witnesses and all other reasonable expenses and costs in connection with the presentation of such Party's case (collectively, "Attorneys' Fees"). The remaining costs of the arbitration, including without limitation, fees of the arbitrators, costs of records or transcripts and administrative fees (collectively, "Arbitration Costs") will be born equally by the Parties. Notwithstanding the foregoing, the arbitrators may modify the allocation of Arbitration Costs and Attorneys' Fees in those cases where fairness dictates a different allocation of Arbitration Costs between the Parties.

5.   ADDITIONAL CONSIDERATION.
     ------------------------

     5.1. Base Warrant.  On the tenth day following the Effective Date, Net
          ------------
          Select issued to AOL a warrant (the "Base Warrant") granting to AOL the right for three (3) years to purchase a number of shares of Net Select common stock (the "Base Warrant Shares") equal to two and one-half percent (2.5%) of the equity securities of Net Select, on a fully diluted basis (excluding any employee stock options) calculated as of the Effective Date, at a price per share equal to the lowest price per share paid by investors in first Financing Event (as defined below)following the Effective Date. The Base Warrant Shares will vest upon execution of the Base Warrant. AOL will not be entitled to exercise the Base Warrant Shares until the earlier of the following:
          (a) a Change of Control of RS or Net Select, (b) fifteen (15) months from the Effective Date, (c) the IPO, in the event AOL desires to purchase IPO Shares, as described in Section 5.2, but is not permitted to make such purchase, or (d) AOL's purchase of the IPO Shares. The Base Warrant will expire upon AOL's failure to offer to purchase the IPO Shares. Any shares of Net Select common stock acquired by AOL upon exercise of the Base Warrant will possess rights substantially equal to the rights granted to investors in the first Financing Event following the Effective Date, but at least co-sale rights, piggyback registration rights and S-3 demand registration rights. A "Financing Event" is an IPO or a private equity investment in Net Select. Within thirty (30) days after March 15, 1999, the Parties shall execute an agreement documenting the grant of the Base Warrants as of the tenth day after the Effective Date on the terms set forth in this Section
          5.1. In the event that Net Select and AOL have not entered into an agreement which documents the grant of Base Warrants hereby made by Net Select to AOL within thirty (30) days from the Effective Date, the provisions of this Section 5.1 contain all of the principal and essential terms and conditions of the Base Warrant granted to AOL hereunder and such provisions will be fully self-effectuating in all respects. Net Select and AOL will use all reasonable efforts to negotiate such an agreement in good faith within such 30-day period.

     5.2. IPO Shares; Supplemental Warrants.  AOL has indicated that it desires
          ---------------------------------
          to purchase shares of the common stock of Net Select aggregating $2,000,000 in purchase price in the IPO at the purchase prices per share indicated below (the "IPO Shares"). Net Select has indicated that it desires to sell the IPO Shares to AOL. If AOL purchases the IPO Shares in the IPO, concurrently with the closing of the IPO Net Select agrees to sell to AOL (in addition to the IPO Shares), at a purchase price equal to 1% of the aggregate exercise price of the applicable warrant, the following warrants (the "Supplemental Warrants"), with each warrant expiring four (4) years after the date of the IPO: (A) a warrant to purchase a number of shares of Net Select common stock at an exercise price equal to the "Price to Public" set forth on the cover page of the prospectus for the IPO (net of underwriting discounts and commissions) such that the aggregate exercise price is equal to $1,500,000; (B) a warrant to purchase a number of shares of Net Select common stock at an exercise price equal to 150% of the "Price to Public" such that the aggregate exercise price is equal to $750,000; and (C) a warrant to purchase a number of shares of Net Select common stock at an exercise price equal to 200% of the "Price to Public" such that the aggregate exercise price is equal to $750,000. Sale of such stock and warrants, and subsequent exercise of each warrant, will be subject to the following: (i) compliance with applicable securities laws; (ii) execution of appropriate definitive agreements; (iii) solely with respect to purchase in the IPO, such purchase constituting 10% or fewer of the aggregate number of shares sold in the IPO; and
          (iv) solely with respect to exercise of each warrant, AOL acquiring upon exercise of such warrant a number of shares that is less than 5% of the outstanding stock of Net Select; provided that in the event clauses (iii) or (iv) prevent such sale or exercise, AOL and Net Select will promptly in good faith negotiate and agree upon alternative arrangements that produce at least substantially similar compensation for AOL. Shares of Net Select common stock issuable pursuant to the Supplemental Warrants will either be registered in the IPO or will possess demand registration rights.

     5.3. Alternative IPO.  Net Select hereby represents and warrants that (a)
          ---------------
          RS's assets (including the RS Public Site) represent the primary value of Net Select's business and (b) Net Select does not own or control any material asset other than RS's assets. Net Select also acknowledges that its intent is to complete the IPO of Net Select, rather than the IPO of RS. In the event that (i) there is a material change in the structure or holdings of Net Select such that RS is no longer a core asset of Net Select or (ii) Net Select elects to pursue an IPO of RS rather than of Net Select, at AOL's option, the Base Warrant and Supplemental Warrants described in this Section 5 will, in accordance with the terms and conditions specified herein, grant to AOL rights with respect common stock in RS (or in the entity that then owns and controls RS).

6.   NET SELECT GUARANTEE.  Net Select hereby unconditionally guarantees to AOL
     --------------------
     (i) the full and prompt payment of all amounts which may become due and owing to AOL from RS pursuant to this Agreement and (ii) the due performance of RS of all of its obligations under this Agreement, (all of the foregoing, collectively, are hereinafter referred to as the "Guarantee Obligations"). The obligations of Net Select under this Section 6 shall not be impaired by any modification, supplement, extension or amendment of any contract or agreement between AOL and RS, whether now existing or hereafter arising, including, without limitation, this Agreement, nor by any modification, release or other alteration of any of the Guaranteed Obligations or of any security therefor, and the liability of Net Select shall apply to the Guaranteed Obligations as so altered, modified, supplemented, extended or amended. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor (including, without limitation, as a result of the bankruptcy, reorganization or insolvency of the RS, or pursuant to any assignment for the benefit of creditors, receivership, or similar proceeding) shall affect, impair or be a defense to the obligations of Net Select under this Section 6 which are the primary obligations of Net Select, and nothing shall discharge or satisfy the liability of Net Select hereunder except the full payment and performance of the Guaranteed Obligations. This Section 6 shall survive termination of this Agreement.

7.   STANDARD TERMS.  The Standard Legal Terms & Conditions set forth on Exhibit
     --------------
     D attached hereto are hereby made a part of this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.



AMERICA ONLINE, INC.                   REALSELECT, INC.


By:                                    By:
    -------------------------------        -------------------------------

Print Name:                            Print Name:
            -----------------------                -----------------------

Title:                                 Title:
       ----------------------------           ----------------------------

Date:                                  Date:
      -----------------------------          -----------------------------



NETSELECT, INC.


By:
    -------------------------------

Print Name:
            -----------------------

Title:
       ----------------------------

Date:
      -----------------------------

                      [CONFIDENTIAL TREATMENT REQUESTED]    Final Execution Copy
                                                                    Confidential

                                   EXHIBIT A
                                  Definitions
                                  -----------


The following definitions will apply to this Agreement:

Ad Products.  Advertisements, Transactional Inventory and Home Finance Products.
-----------

Advertising or Advertisements.  Promotions, advertisements, links, pointers or
-----------    --------------
similar services or rights, including without limitation, Standard Advertisements and Sponsorship Packages, but not Transactional Inventory or RS Listings.

Affiliate.  With respect to any Person, any other Person which, at the time such
---------
determination is being made, is Controlling, Controlled by or under common Control with such Person. For the purposes hereof, (i) "Control," whether used as a noun or verb, refers to the possession, directly or indirectly, of the power to affirmatively direct, or affirmatively cause the direction of, the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and (ii) a "beneficial owner" of a security is any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (x) voting power, which includes the power to vote, or direct the voting of, such security, or (y) investment power, which includes the power to dispose, or to direct the disposition of, such security.

AOL Exclusive Sites.  The sites with respect to which AOL has the exclusive
-------------------
right to sell Advertisements and Transactional Inventory pursuant to Section
1.1.1. Each site shall be an AOL Exclusive Site for so long as AOL retains the exclusive right to sell Advertisements and Transactional Inventory to such sites.

AOL Interactive Site. Any Interactive Site which is managed, maintained, owned
--------------------
or controlled by AOL or its agents.

AOL Member.  Any authorized user of the AOL Service, including any sub-accounts
----------
using the AOL Service under an authorized master account.

AOL Network.  (i) The AOL Service, (ii) AOL.com and (iii) any other product or
-----------
service owned, operated, distributed or authorized to be distributed by or through AOL or its Affiliates worldwide (and including those properties excluded from the definitions of the AOL Service, the DCI Service or AOL.com). It is understood and agreed that the rights of RS relate only to the AOL Service and AOL.com and not generally to the AOL Network.

AOL Properties.  The AOL Service, AOL.com, the DCI Service, the CompuServe
--------------
Service, the DCI NetCenter Local Service and such other services or sites as the parties mutually agree in writing to consider AOL Properties.

AOL Service.  The standard, narrow-band U.S. version of the America Online(R)
-----------
brand service (even if accessed at higher speeds), specifically excluding (a) the DCI Service, AOL.com or any other AOL Interactive Site, (b) the international versions of the U.S. version of the America Online(R) brand service (e.g., AOL Japan), (c) "Driveway," "AOL NetFind," "AOL Instant Messenger," "NetMail" or any similar independent product or service offered by or through the U.S. version of the America Online(R) brand service, (d) any programming or Content area offered by or through the U.S. version of the America Online(R) brand service over which AOL does not exercise substantially complete operational control (including, without limitation, Content areas substantially controlled by other parties and member-created Content areas), (e) any yellow pages, white pages or other search, directory or review services or Content (other than a Home Listings Service directly promoted by AOL on the America Online(R) brand service) offered by or through the U.S. version of the America Online(R) brand service, (f) any property, feature,

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                                                                    Confidential

product or service which AOL or its Affiliates may acquire subsequent to the Effective Date (other than a Home Listings Service directly promoted by AOL on the America Online(R) brand service) and (g) any other version of an America Online service which is materially different from the narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content and services, including, without limitation, any co-branded version of the service and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL User.  Any user of the AOL Properties or the AOL Network.
--------

AOL.com.  AOL's primary Internet-based Interactive Site marketed under the
-------
"AOL.COM" brand, specifically excluding (a) the DCI Service and the AOL Service,
(b) any international versions of such site, (c) "Driveway," "AOL NetFind," "AOL Instant Messenger," "NetMail" or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (d) any programming or Content area offered by or through such site over which AOL does not exercise substantially complete operational control (including, without limitation, Content areas substantially controlled by other parties and member-created Content areas), (e) any yellow pages, white pages or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site (other than a Home Listings Service directly promoted by AOL through such site), (f) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date (other than a Home Listings Service directly promoted by AOL through such site)and (g) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the "AOL.COM" brand, by virtue of its branding, distribution, functionality, Content and services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

Change of Control.  (a) The consummation of a reorganization, merger or
-----------------
consolidation or sale or other disposition of substantially all of the assets of a party; or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1933, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than 50% of either (i) the then outstanding shares of common stock of such party; or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors.

Closing Services.  A fee-based service related to the origination of first
----------------
mortgages and the following other fee-based services: appraisals, credit reports, flood certifications and title reports.

Co-Branded Sites.  The version of each of the RS Properties that is co-branded
----------------
with AOL in accordance with the terms and conditions of the Other Agreement. There will be different versions of the Co-Branded Sites for each Co-Branding Partner.

Co-Branding Partner.  The AOL Service, with respect to the AOL Service version
-------------------
of the Co-Branded Sites; AOL.com with respect to the AOL.com version of the Co-Branded Sites; the DCI Service with respect to the DCI Service version of the Co-Branded Sites, the CompuServe Service with respect to the CompuServe version of the Co-Branded Sites, and the DCI NetCenter Local Service with respect to the DCI NetCenter version of the Co-Branded Sites.

Commercial Listings Service.   An online database of classified listings for new
---------------------------
and/or existing commercial properties for sale or rent searchable by prospective commercial buyers or renters. Commercial Listings Service does not include: (i) listings for any other form of real estate other than new and/or existing commercial real estate (including, without limitation, new or existing homes, or non-commercial rental properties), (ii) any commercial property listings posted online by AOL Users or a for sale by owner (FSBO) listings database.

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                                                            Final Execution Copy
                                                                    Confidential

CompuServe Service. The standard, narrow-band U.S. version of the CompuServe(R)
------------------
brand service (even if accessed at higher speeds) and CompuServe.com, specifically excluding (a) the DCI Service, AOL.com or any other AOL Interactive Site, (b) the international versions of the U.S. version of the CompuServe(R) brand service (e.g., CompuServe Europe), (c) "Driveway," "AOL NetFind," "AOL Instant Messenger," "NetMail" or any similar independent product or service offered by or through the U.S. version of the CompuServe(R) brand service, (d) any programming or Content area offered by or through the U.S. version of the CompuServe(R) brand service over which CompuServe does not exercise substantially complete operational control (including, without limitation, Content areas substantially controlled by other parties and member-created Content areas), (e) any yellow pages, white pages or other search, directory or review services or Content (other than a Home Listings Service directly promoted by AOL on the CompuServe(R) brand service) offered by or through the U.S. version of the CompuServe(R) brand service, (f) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date (other than a Home Listings Service directly promoted by AOL on the CompuServe(R) brand service) and (g) any other version of the CompuServe Service which is materially different from the narrow-band U.S. version of the CompuServe(R) brand service, by virtue of its branding, distribution, functionality, Content and services, including, without limitation, any co-branded version of the service and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

Confidential Information.  Any information relating to or disclosed in the
------------------------
course of the Agreement, which is or should be reasonably understood to be confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOL Members, AOL Users, AOL Purchasers and RS customers, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data. "Confidential Information" will not include information (a) already lawfully known to or independently developed by the receiving Party, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party.

Content.  Text, images, video, audio (including, without limitation, music used
-------
in synchronism or timed relation with visual displays) and other data, Products, advertisements, promotions, links, pointers and software, including any modifications, upgrades, updates, enhancements and related documentation.

DCI.  Digital City, Inc.
---

DCI NetCenter Local Service.  The standard, narrow-band U.S. version of the DCI
---------------------------
co-branded local service carried through Netscape (even if accessed at higher speeds), specifically excluding (a) the DCI Service, AOL Service and AOL.com or any other AOL Interactive Site, (b) any international versions of the U.S. version of the DCI co-branded local service carried through Netscape, (c) "Driveway," "AOL NetFind," "AOL Instant Messenger," "NetMail" or any similar independent product or service offered by or through the U.S. version of DCI co-branded local service carried through Netscape, (d) any version of the DCI co-branded local service carried through Netscape over which DCI does not exercise substantially complete ownership or operational control, (e) any programming or Content area offered by or through the U.S. version of the DCI co-branded local service carried through Netscape over which DCI does not exercise substantially complete operational control (including, without limitation, Content areas substantially controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the DCI co-branded local service carried through Netscape (other than a Home Listings Service directly promoted by AOL through the U.S. version of the co-branded local service distributed through DCI NetCenter and DCI), (g) any property, feature, product or service which DCI or its Affiliates may acquire subsequent to the Effective Date (other than a Home Listings Service directly promoted by AOL through the DCI co-branded local service carried through Netscape and (h) any other version of a Digital City service which is materially different from the narrow-band U.S. version of the DCI co-branded local service carried through Netscape, by virtue of its branding, distribution, functionality, Content and services,

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                                                            Final Execution Copy
                                                                    Confidential

including, without limitation, any co-branded version of the service and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

DCI Service.  The standard, narrow-band U.S. version of the Digital City(R)
-----------
brand service (even if accessed at higher speeds), specifically excluding (a) the AOL Service and AOL.com or any other AOL Interactive Site, (b) any international versions of the U.S. version of the Digital City(R) brand service,
(c) "Driveway," "AOL NetFind," "AOL Instant Messenger," "NetMail" or any similar independent product or service offered by or through the U.S. version of the Digital City(R) brand service, (d) any version of the Digital City(R) brand service over which DCI does not exercise substantially complete ownership or operational control, (e) any programming or Content area offered by or through the U.S. version of the Digital City(R) brand service over which DCI does not exercise substantially complete operational control (including, without limitation, Content areas substantially controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the Digital City(R) brand service (other than a Home Listings Service directly promoted by AOL through the U.S. version of the Digital City(R) brand service), (g) any property, feature, product or service which DCI or its Affiliates may acquire subsequent to the Effective Date (other than a Home Listings Service directly promoted by AOL through the U.S. version of the Digital City(R) brand service) and (h) any other version of a Digital City service which is materially different from the narrow-band U.S. version of the Digital City(R) brand service, by virtue of its branding, distribution, functionality, Content and services, including, without limitation, any co-branded version of the service and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

First Screen.  The first screen of the Co-Branded Sites that is accessed from
------------
any promotion on the AOL Network.

Gross AOL Sales Revenue.   The aggregate amount received by or on behalf of AOL
-----------------------
as agent for RS: (a) on the sale or provision of any Advertisements on ad-enabled pages of the Co-Branded Sites and any other AOL Exclusive Sites and (b) on the sale, licensing, distribution or provision of any Transactional Inventory and Home Finance Products on the Co-Branded Sites and any other AOL Exclusive Sites.

Gross RS Sales Revenue.   The aggregate amount received by or on behalf of RS:
----------------------
(a) on the sale or provision of any Advertisements on ad-enabled pages of the Co-Branded Sites and any other AOL Exclusive Sites and (b) on the sale, licensing, distribution or provision of any Transactional Inventory on the Co-Branded Sites and any other AOL Exclusive Sites.

Home Finance Products.  The Closing Services and the Mortgage Services.
---------------------

Home Listings Service.   The aggregation of nation-wide property listings from
---------------------
the Multiple Listings Service and other third party content providers for new and/or existing homes (including vacation homes) in an online database searchable by prospective home buyers. Home Listings Service does not include:
(i) listings for any other form of real estate other than new and existing homes (including, without limitation, rental properties or commercial real estate),
(ii) any home listings posted online by AOL Users or a for sale by owner (FSBO) listings database or (iii) any aggregator of new and/or existing home listings from such aggregator's own listings (e.g., Century 21, ERA, Coldwell Banker), except solely to the extent that (a) two (2) or more of the above-named entities work together to create a single Home Listings Service which combines Home Listings Services from each participating entity or (b) the amount of existing and/or new home listings offered online by any such aggregator exceeds twenty-five percent (25%) of the homes listed nationwide through the Multiple Listing Services.

Impression.  User exposure to the page containing the applicable promotion or
----------
advertisement, as such exposure may be reasonably determined and measured by AOL in accordance with its standard methodologies and protocols.

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                                                            Final Execution Copy
                                                                    Confidential

Interactive Service.  Any entity that offers online or Internet connectivity (or
-------------------
any successor form of connectivity), aggregates and/or distributes a broad selection of third-party interactive Content (e.g., Cendant Corp.), or provides interactive navigational services (including, without limitation, Yahoo, Microsoft Network, PointCast Network, Infoseek, Lycos, Snap, Classifieds 2000 and USA Today and any online service providers, Internet service providers, WebTV, @Home or other broadband providers, search or directory providers, "push" product providers such as the Pointcast Network or providers of interactive navigational environments such as Microsoft's "Active Desktop").

Interactive Site. Any interactive site or area, including, by way of example and
----------------
without limitation, (i) an RS site on the World Wide Web portion of the Internet or (ii) a channel or area delivered through a "push" product such as the Pointcast Network or interactive environment such as Microsoft's Active Desktop.

IPO.  The date RS completes any initial public underwritten public offering
----
registered with the Securities Exchange Commission or any state regulatory agency.

Licensed Content.  All Content offered through the Co-Branded Sites pursuant to
----------------
this Agreement or otherwise provided by RS or its agents in connection herewith (e.g., offline or online promotional Content, Placements, AOL "slideshows" , etc.), including, without limitation, the API Software and including in each case, any modifications, upgrades, updates, enhancements, and related documentation.

Mortgage Services.  First mortgage products offered on AOL Exclusive Sites.
-----------------

Net AOL Sales Revenue.   Gross AOL Sales Revenue less: (i) any handling,
---------------------
shipping or service charges; (ii) any amounts paid for sales or use taxes;(iii) any duties, credits or chargebacks for returned or cancelled goods or services; and (iv) Operating Expenses, provided however that such Operating Expenses shall not exceed 15% of the aggregate amounts received with respect to such Advertising, Transactional Inventory and Home Finance Products net of (i), (ii) and (iii) above.

Net RS Sales Revenues.  Gross RS Sales Revenue less (i) any handling, shipping
---------------------
or service charges; (ii) any amounts paid for sales or use taxes;(iii) any duties, credits or chargebacks for returned or cancelled goods or services; (iv) fees paid to Fannie Mae, Freddie Mac, Intuit or a third party processor (whose fees shall not be more than the industry standard) for the use of mortgage processing related services (except to the extent RS is not entitled to any such fees); and (v) Operating Expenses, provided however that such Operating Expenses shall not exceed 15% of the aggregate amounts received with respect to such Advertising and Transactional Inventory net of (i), (ii) and (iii) above.

Network Buy.  The purchase of Advertisements (including any Advertisements for
------------
Home Finance Products) on a combination of AOL Exclusive Sites and other AOL Properties.

Operating Expenses.  AOL's or RS', as the case may be, (a) actual cost of goods
------------------
sold, plus (b) shipping, handling and service costs paid to AOL or RS and (c) direct out-of-pocket costs incurred by the Party claiming such Operating Expenses on a per transaction basis.

Product.  Any product, good or service which RS (or others acting on its behalf
-------
or as distributors) offers, sells, provides, distributes or licenses to AOL Users directly or indirectly through (i) the Co-Branded Sites (including through any Interactive Site linked thereto), (ii) any other electronic means directed at AOL Users (e.g., e-mail offers), or (iii) an "offline" means (e.g., toll-free number) for receiving orders related to specific offers within the Co-Branded Sites requiring purchasers to reference a specific promotional identifier or tracking code, including, without limitation, products sold through surcharged downloads (to the extent expressly permitted hereunder).

Real Estate Screens.  The specific screens set forth on Exhibit B on which AOL
-------------------
will place promotions for the Co-Branded Sites.

                                                            Final Execution Copy
                                                                    Confidential

RS Commercial Listings Site.  The primary RS Interactive Site through which RS
---------------------------
offers a Commercial Listings Service (currently located at http:www.commercialsource.com).

RS Homebuilder Site.  The primary RS Interactive Site through which RS offers
-------------------
new homes (currently located at http:www.homebuilder.com).

RS Home Finance Product Revenues.  The aggregate amount received by RS and its
--------------------------------
agents: (a) on the sale, licensing, distribution or provision of any Home Finance Products on the Co-Branded Sites and any other AOL Exclusive Sites less
(i) any handling, shipping or service charges; (ii) any amounts paid for sales or use taxes;(iii) any duties, credits or chargebacks for returned or cancelled goods or services; (iv) fees paid to Fannie Mae, Freddie Mac, Intuit or a third party processor (whose fees shall not be more than the industry standard) for the use of mortgage processing related services (except to the extent RS is not entitled to any such fees), and (v) Operating Expenses, provided however that such Operating Expenses shall not exceed 15% of the aggregate amounts received with respect to such Home Finance Products net of (i), (ii) and (iii) above.

RS Interactive Site.  Any Interactive Site which is managed, maintained, owned
-------------------
or controlled by RS or its agents.

RS Listings.  Any real-estate related listings in a classified directory of core
-----------
real-estate services (e.g., builder, commercial, remodeling and realtor directories/white pages/yellow pages).

RS Properties. The RS Realtor.com Site, the RS Commercial Listings Site, the RS
-------------
Homebuilder Site, the RS Remodeling Site, the RS Vacation Home Site, and such other sites as the parties mutually agree in writing to consider RS Properties.

RS Realtor.com Site.  The primary RS Interactive Site through which RS offers a
-------------------
Home Listings Service (currently located at http://www.realtor.com).

RS Remodeling Site.  The primary RS Interactive Site through which RS offers
------------------
remodeling information (currently planned to be located at http:www.remodel.com).

RS Vacation Home Site.  The primary RS Interactive Site through which RS offers
---------------------
vacation homes (currently planned to be located at http:www.vacationhome.com).

Sales Revenues.  The combination of AOL Gross Sales Revenues and RS Gross Sales
--------------
Revenues.

Sponsorship Packages.  Any Advertisement (other than a Standard Advertisement)
--------------------
which creates a permanent branded presence in an RS screen or area linked to from a Results Screen (e.g., sponsorship of a screen or area).

Standard Advertisement.  Banners, buttons, links or comparable standard online
----------------------
advertising mechanisms, specifically excluding Sponsorship Packages and links provided by RS to real estate brokers and agents in connection with RS' web development services.

Transactional Inventory.  Any product, good or service, excluding any
-----------------------
Advertisement or RS Listings, which is directly or indirectly offered, sold, provided, licensed or otherwise distributed through (i) the Co-Branded Sites or AOL Exclusive Sites (including any Interactive Service linked thereto), (ii) any other electronic means directed at site users (e.g., e-mail offers) from the Co-Branded Sites or AOL Exclusive Sites, or (iii) any "offline" means (e.g., toll-free number) for receiving orders related to specific offers within the Co-Branded Sites or AOL Exclusive Sites requiring purchasers to reference a specific promotional identifier or tracking code, including without limitation, products sold through surcharged downloads.

                                                            Final Execution Copy
                                                                    Confidential

                                   EXHIBIT B
                                   ---------

              List of Prohibited Advertisers on Co-Branded Sites
              --------------------------------------------------


*                  *
--------------------
*                  *
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*                    *
----------------------
*                             *
-------------------------------
*                    *
----------------------
*       *
---------
*                  *
--------------------
*                    *
----------------------
*                          *
----------------------------
*                              *
--------------------------------
*                                                *
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*                 *
-------------------
*         *
-----------
*                                                                           *
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*                                           *
---------------------------------------------
*                       *
-------------------------
*                  *
--------------------
*    *
------
*           *
-------------
*    *
------
*                  *
--------------------

                                      I-1

-----------------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been separately filed with the Securities and Exchange Commission.

                                                            Final Execution Copy
                                                                    Confidential

                                   EXHIBIT C

                         List Of Existing Advertisers
                         ----------------------------


*          *
------------
*              *
----------------
*                                *
----------------------------------
*                      *
------------------------
*                  *
--------------------
*                                  *
------------------------------------
*                                                  *
----------------------------------------------------
*                         *
---------------------------
*   *
-----
*          *
------------
*                  *
--------------------
*        *
----------
*         *
-----------
*                    *
----------------------
*                 *
-------------------
*                   *
---------------------
*         *
-----------
*            *
--------------
*            *
--------------
*              *
----------------

                                      I-2

-----------------
* Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been separately filed with the Securities and Exchange Commission.

                                                            Final Execution Copy
                                                                    Confidential

                                   EXHIBIT D

                       Standard Legal Terms & Conditions
                       ---------------------------------


1.        Promotional Materials/Press Releases.  Each Party will submit to the
          ------------------------------------
other Party, for its prior written approval, which will not be unreasonably withheld or delayed, any marketing, advertising, press releases, and all other promotional materials related to the Co-Branded Sites and/or referencing the other Party and/or its trade names, trademarks, and service marks (the "Materials"); provided, however, that either Party's use of screen shots of the Co-Branded Sites for promotional purposes will not require the approval of the other Party so long as America Online(R) is clearly identified as the source of such screen shots; and provided further, however, that, following the initial public announcement of the business relationship between the Parties in accordance with the approval and other requirements contained herein, either Party's subsequent factual reference to the existence of a business relationship between the Parties will not require the approval of the other Party. Each Party will solicit and reasonably consider the views of the other Party in designing and implementing such Materials. Once approved, the Materials may be used by a Party and its Affiliates for the purpose of promoting the Co-Branded Sites and the content contained therein and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Materials may be depleted.
Notwithstanding the foregoing, either Party may issue press releases and other disclosures as required by law or as reasonably advised by legal counsel without the consent of the other Party and in such event, prompt notice thereof will be provided to the other Party.

2.        License.  RS hereby grants AOL a non-exclusive worldwide license to
          -------
market, license, distribute, reproduce, display, perform, transmit and promote the Licensed Content (or any portion thereof) through such areas or features of the AOL Service, AOL.com, the DCI Service and NetFind as AOL deems appropriate during the Term of the Agreement. RS acknowledges and agrees that the foregoing license permits AOL to distribute portions of the Licensed Content in synchronism or timed relation with visual displays prepared by RS or AOL (e.g., as part of an AOL "slideshow"). In addition, AOL Users will have the right to access and use the Co-Branded Sites.

3.        Trademark License. In designing and implementing the Materials and
          -----------------
taking other actions necessary to execute the purposes of this Agreement, and subject to the other provisions contained herein, RS will be entitled to use the following trade names, trademarks, and service marks of AOL: the "America Online" brand service, "AOL" service/software and AOL's triangle logo; and AOL and its Affiliates will be entitled to use the trade names, trademarks, and service marks of RS for which RS holds all rights necessary for use in connection with this Agreement (collectively, together with the AOL marks listed above, the "Marks"); provided that each Party: (i) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party; and (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice. AOL warrants that neither the AOL Marks nor any AOL-provided Content directly associated the Co-Branded Sites will infringe on or violate any U.S. copyright, U.S. trademark, U.S. patent or any other U.S. third party right, including without limitation, any music performance or other music-related rights.

4.        Ownership of Trademarks.  Each Party acknowledges the ownership of the
          -----------------------
other Party in the Marks of the other Party and agrees that all use of the other Party's Marks will inure to the benefit, and be on behalf, of the other Party. Each Party acknowledges that its utilization of the other Party's Marks will not create in it, nor will it represent it has, any right, title, or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.

5.        Quality Standards.  Each Party agrees that the nature and quality of
          -----------------
its products and services supplied in connection with the other Party's Marks will conform to quality standards set by the other Party. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any Materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party will comply with all applicable laws, regulations, and customs and obtain any required government approvals pertaining to use of the other Party's marks.

6.        Infringement Proceedings.  Each Party agrees to promptly notify the
          ------------------------
other Party of any unauthorized use of the other Party's Marks of which it has actual knowledge. Each Party will have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Party with its reasonable cooperation and assistance with respect to any such

                                                            Final Execution Copy
                                                                    Confidential

infringement proceedings.

7.        Representations and Warranties.  Each Party represents and warrants to
          ------------------------------
the other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and (iv) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided for in this Agreement.

8.        Confidentiality.  Each Party acknowledges that Confidential
          ---------------
Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of this Agreement, and for a period of three years following expiration or termination of this Agreement, to prevent the duplication or disclosure of Confidential Information of the other Party, other than by or to its employees or agents who must have access to such Confidential Information to perform such Party's obligations hereunder, who will each agree to comply with this section. Notwithstanding the foregoing, either Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing Party will provide at least five (5) business days prior written notice of such proposed disclosure to the other Party. Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will (i) redact mutually agreed-upon portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and
(ii) submit a request to such governing body that such portions and other provisions of this Agreement receive confidential treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, , rules or regulations of any other applicable governing body.

9.        Limitation of Liability; Disclaimer; Indemnification.
          ----------------------------------------------------

          9.1.    Liability.   UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE
                  ---------
          LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CORSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THE AGREEMENT, THE SALE OF PRODUCTS, THE USE OR INABILITY TO USE THE AOL NETWORK, THE AOL SERVICE, AOL.COM, THE RS SITE, THE DCI RS SITE OR THE CO-BRANDED SITES, OR ARISING FROM ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTION 9.3. EXCEPT AS PROVIDED IN SECTION 9.3, (I) LIABILITY ARISING UNDER THIS AGREEMENT WILL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES, AND (II) THE MAXIMUM LIABILITY OF ONE PARTY TO THE OTHER PARTY FOR ANY CLAIMS ARISING IN CONNECTION WITH THIS AGREEMENT WILL NOT EXCEED THE AGGREGATE AMOUNT OF PAYMENT OBLIGATIORS OWED TO THE OTHER PARTY HEREUNDER IN THE YEAR IN WHICH LIABILITY ACCRUES; PROVIDED THAT EACH PARTY WILL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIORS OWED TO THE OTHER PARTY PURSUANT TO THE AGREEMENT.

          9.2.    No Additional Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN
                  ------------------------
          THIS AGREEMENT, NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIORS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE AOL NETWORK, THE AOL SERVICE, AOL.COM, THE RS SITE, THE DCI RS SITE OR THE CO-BRANDED SITES, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL AND RS SPECIFICALLY DISCLAIM ANY WARRANTY REGARDING THE PROFITABILITY OF THE RS SITE, THE DCI RS SITE OR THE CO-BRANDED SITES.

          9.3. Indemnity.  Either Party will defend, indemnify, save and hold
               ---------
          harmless the other Party and the officers, directors, agents, Affiliates, distributors,

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          franchisees and employees of the other Party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees ("Liabilities"), resulting from the indemnifying Party's material breach of any duty, representation, or warranty of this Agreement.

          9.4. Claims. If a Party entitled to indemnification hereunder (the
               ------
          "Indemnified Party") becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any third party (each an "Action"), the Indemnified Party will give the other Party (the "Indemnifying Party") prompt written notice of such Action. Such notice will (i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party. The Indemnifying Party will have a period of ten (10) days after delivery of such notice to respond. If the Indemnifying Party elects to defend the Action or does not respond within the requisite ten (10) day period, the Indemnifying Party will be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party will cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party will have the right to participate fully, at its own expense, in the defense of such Action. If the Indemnifying Party responds within the required ten
          (10) day period and elects not to defend such Action, the Indemnified Party will be free, without prejudice to any of the Indemnified Party's rights hereunder, to compromise or defend (and control the defense of) such Action. In such case, the Indemnifying Party will cooperate, at its own expense, with the Indemnified Party and its counsel in the defense against such Action and the Indemnifying Party will have the right to participate fully, at its own expense, in the defense of such Action. Any compromise or settlement of an Action will require the prior written consent of both Parties hereunder, such consent not to be unreasonably withheld or delayed.

          9.5.    Acknowledgment.  AOL and RS each acknowledges that the
                  --------------
          provisions of this Agreement were negotiated to reflect an informed, voluntary allocation between them of all risks (both known and unknown) associated with the transactions contemplated hereunder. The limitations and disclaimers related to warranties and liability contained in this Agreement are intended to limit the circumstances and extent of liability. The provisions of this Section 9 will be enforceable independent of and severable from any other enforceable or unenforceable provision of this Agreement.

          9.6.    Solicitation of AOL Users.  During the term of this Agreement,
                  -------------------------
          and for the two-year period following the expiration or termination of this Agreement, neither RS nor its agents will use the AOL Network to
          (i) solicit, or participate in the solicitation of AOL Users when that solicitation is for the benefit of any entity (including RS) which could reasonably be construed to be or become in competition with AOL or (ii) promote any services which could reasonably be construed to be in competition with AOL including, but not limited to, services available through the Internet. In addition, RS may not send AOL Users e-mail communications promoting RS' Products through the AOL Network without a "Prior Business Relationship." For purposes of this Agreement, a "Prior Business Relationship" will mean that the AOL User has either (i) engaged in a transaction with RS through the AOL Network or (ii) voluntarily provided information to RS through a contest, registration, or other communication, which included notice to the AOL User that the information provided by the AOL User could result in an e-mail being sent to that AOL User by RS or its agents. A Prior Business Relationship does not exist by virtue of an AOL User's visit to the Co-Branded Sites or any RS Interactive Site (absent the elements above). More generally, RS will be subject to any standard policies regarding e-mail distribution through the AOL Network which AOL may implement.

10.       Collection of User Information. RS is prohibited from collecting AOL
          ------------------------------
User screennames from public or private areas within the AOL Service or AOL.com, except as specifically provided below. RS will ensure that any survey, questionnaire or other means of collecting User Information including, without limitation, requests directed to specific AOL User screennames or email addresses and automated methods of collecting screennames (an "Information Request") complies with (i) all applicable laws and regulations, (ii) AOL's applicable Terms of Service, and (iii) any privacy policies which have been issued by AOL in writing during the term (or, in the case of the Co-Branded Sites, RS' standard privacy policies, to the extent such policies are prominently published on the site and provide adequate notice and disclosure to users regarding RS' collection, use and disclosure of any user information) (collectively, the "Applicable Privacy Policies"). Each Information Request will clearly and conspicuously specify to the AOL Users at issue the purpose for which User Information collected through the Information Request will be used (the "Specified Purpose").

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11.       Use of User Information. RS will restrict use of the User Information
          -----------------------
collected through an Information Request to the Specified Purpose. In no event will RS (i) provide User Information to any third party (except to the extent specifically (a) permitted under the AOL Privacy Policies or (b) authorized by the members in question), (ii) rent, sell or barter User Information, (iii) identify, promote or otherwise disclose such User Information in a manner that identifies AOL Users as end-users of the AOL Service, AOL.com or the AOL Network or (iv) otherwise use any User Information in contravention of the Section 10 above. Notwithstanding the foregoing, in the case of AOL Members who purchase Products from RS, RS will be entitled to use User Information from such AOL Members as part of RS' aggregate list of Customers; provided that RS' use does not in any way identify, promote or otherwise disclose such User Information in a manner that identifies such AOL Members as end-users of the AOL Service, AOL.com or the AOL Network. In addition, RS will not use any User Information for any purpose (including any Specified Purpose) not directly related to the business purpose of the Co-Branded Sites.

12.       Excuse.  Neither Party will be liable for, or be considered in breach
          ------
of or default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such Party's reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence.

13.       Independent Contractors.  The Parties to this Agreement are
          -----------------------
independent contractors. Neither Party is an agent, representative or partner of the other Party. Neither Party will have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement will not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

14.       Notice.  Any notice, approval, request, authorization, direction or
          ------
other communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by electronic mail on the AOL Network (to screenname "AOLNotice@AOL.com" in the case of AOL) or by confirmed facsimile; (ii) on the delivery date if delivered personally to the Party to whom the same is directed;
(iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available. In the case of AOL, such notice will be provided to both the Senior Vice President for Business Affairs (fax no. 703-265-1206) and the Deputy General Counsel (fax no. 703-265-1105), each at the address of AOL set forth in the first paragraph of this Agreement. In the case of RS, except as otherwise specified herein, the notice address will be the address for RS set forth in the first paragraph of this Agreement, with the other relevant notice information, including the recipient for notice and, as applicable, such recipient's fax number or AOL e-mail address, to be as reasonably identified by AOL.

15.       Launch Dates. In the event that any terms contained herein relate to
          ------------
or depend on the commercial launch date of any properties contemplated by this Agreement (the "Launch Date"), then it is the intention of the Parties to record such Launch Date in a written instrument signed by both Parties promptly following such Launch Date; provided that, in the absence of such a written instrument, the Launch Date will be as reasonably determined by AOL based on the information available to AOL.

16.       No Waiver.  The failure of either Party to insist upon or enforce
          ---------
strict performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement will not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same will be and remain in full force and effect.

17.       Return of Information.  Upon the expiration or termination of this
          ---------------------
Agreement, each Party will, upon the written request of the other Party, return or destroy (at the option of the Party receiving the request) all confidential information, documents, manuals and other materials specified the other Party.

18.       Survival.  Sections 2.5, 4, 5 and 6 of the body of the Agreement and
          --------
Sections 8 through 28 of this Exhibit, will survive the completion, expiration, termination or cancellation of this Agreement.

19.       Entire Agreement.  This Agreement sets forth the entire agreement and
          ----------------
supersedes any and all prior agreements of the Parties with respect to the transactions set forth herein. Neither Party will be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

20.       Amendment.  No change, amendment or modification of any provision of
          ---------
this Agreement will be valid unless set

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forth in a written instrument signed by the Party subject to enforcement of such amendment, and in the case of AOL, by an executive of at least the same standing to the executive who signed the Agreement.

21.       Further Assurances.  Each Party will take such action (including, but
          ------------------
not limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by any other Party for the implementation or continuing performance of this Agreement.

22.       Assignment. RS will not assign this Agreement or any right, interest
          ----------
or benefit under this Agreement without the prior written consent of AOL. Assumption of the Agreement by any successor to RS (including, without limitation, by way of merger or consolidation) will be subject to AOL's prior written approval. Subject to the foregoing, this Agreement will be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

23.       Construction; Severability.  In the event that any provision of this
          --------------------------
Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision will be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement will remain in full force and effect.

24.       Remedies.  Except where otherwise specified, the rights and remedies
          --------
granted to a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity; provided that, in connection with any dispute hereunder, RS will be not entitled to offset any amounts that it claims to be due and payable from AOL against amounts otherwise payable by RS to AOL.

25.       Applicable Law. Except as otherwise expressly provided herein, this
          --------------
Agreement will be interpreted, construed and enforced in all respects in accordance with the laws of the Commonwealth of Virginia except for its conflicts of laws principles.

26.       Export Controls.  Both Parties will adhere to all applicable laws,
          ---------------
regulations and rules relating to the export of technical data and will not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

27.       Headings.   The captions and headings used in this Agreement are
          --------
inserted for convenience only and will not affect the meaning or interpretation of this Agreement.

28.       Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which will be deemed an original and all of which together will constitute one and the same document.

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